SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|X|      Preliminary Proxy Statement
|_|      Confidential  for use of the  Commission  Only  (as  permitted  by Rule
         14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Section 240.14a-12

                        NATURAL GAS SERVICES GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which the transaction applies:

--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------
|_|      Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                                                                PRELIMINARY COPY

                        NATURAL GAS SERVICES GROUP, INC.
                           2911 South County Road 1260
                              Midland, Texas 79706

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 18, 2003


         NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of Natural Gas Services Group, Inc., a Colorado corporation, will be held at the Hilton Hotel, 117 West Wall Avenue, Midland, Texas 79701 on Wednesday, June 18, 2003 at 9:00 a.m., Central Time, for the purpose of considering and voting upon proposals to:

         1. elect one director to serve until the annual meeting of shareholders to be held in 2004; elect one director to serve until the annual meeting of shareholders to be held in 2005; and elect two directors to serve until the annual meeting of shareholders to be held in 2006 or until their successors are elected and qualify;

         2. adopt an amendment to the articles of incorporation of Natural Gas Services Group, Inc. to reduce the number of designated shares of 10% Convertible Series A Preferred Stock; and

         3. transact such other business as may lawfully come before the meeting or at any adjournment(s) of the meeting.

         Only shareholders of record at the close of business on May 14, 2003, are entitled to notice of and to vote at the meeting and at any adjournment(s) of the meeting.

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Natural Gas Services Group, Inc. All shareholders are cordially invited to attend the meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy card in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              SCOTT W. SPARKMAN, SECRETARY

Midland, Texas
May 19, 2003

                                                                PRELIMINARY COPY

                        NATURAL GAS SERVICES GROUP, INC.
                           2911 South County Road 1260
                              Midland, Texas 79706

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 18, 2003


         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Natural Gas Services Group, Inc., a Colorado corporation, to be used at an annual meeting of shareholders to be held at the Hilton Hotel, 117 West Wall Avenue, Midland, Texas 79701 on Wednesday, June 18, 2003 at 9:00 a.m., Central Time, and at any adjournment(s) of the meeting.

         This proxy statement and the accompanying proxy will be mailed to Natural Gas' shareholders on or about May 19, 2003.

         Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by:

         o giving written notice of the revocation to Natural Gas' corporate secretary;

         o        voting in person at the meeting; or

         o        voting again by submitting a new proxy card.

         Only the latest dated proxy card, including one which a person may vote in person at the meeting, will count. If not revoked, the proxy will be voted at the meeting in accordance with the instructions indicated on the proxy by the shareholder, or, if no instructions are indicated, will be voted FOR the slate of directors described in the proxy and for the adoption of the amendment to the articles of incorporation.

                                VOTING SECURITIES

         Voting rights are vested in the holders of Natural Gas' $0.01 par value common stock and 10% Series A Preferred Stock, with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on May 14, 2003, are entitled to notice of and to vote at the meeting or any adjournments of the meeting. On May 14, 2003 Natural Gas had 4,857,632 shares of common stock and 381,654 shares of 10% Convertible Series A Preferred Stock outstanding.

                         ACTIONS TO BE TAKEN AT MEETING

         The meeting has been called by the Board of Directors of Natural Gas to consider and act upon the following matters:

         1. elect one director to serve until the annual meeting of shareholders to be held in 2004; elect one director to serve until the annual meeting of shareholders to be held in 2005; and elect two directors to serve until the annual meeting of shareholders to be held in 2006 or until their successors are elected and qualify;

         2. adopt an amendment to the articles of incorporation of Natural Gas Services Group, Inc. to reduce the number of designated shares of 10% Convertible Series A Preferred Stock; and

         3. transact such other business as may lawfully come before the meeting or at any adjournment(s) of the meeting.

         The holders of a majority of the combined outstanding shares of common stock and 10% Convertible Series A Preferred Stock present at the meeting in person or represented by proxy shall constitute a quorum. If a quorum is present, directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. As to all other actions voted on at the meeting, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. Abstentions and broker nonvotes on proposals other than the election of directors, if any, will be counted as present for purposes of the other proposals and will count as votes against all other proposals.


                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

         The number of directors on Natural Gas' Board of Directors has been established by the shareholders as seven directors. Therefore, there currently are two vacancies on the Board of Directors. The Board of Directors has been divided into three classes with directors serving staggered terms. With respect to the existing Board of Directors, the terms of James T. Grigsby and Scott W.
Sparkman will expire at the meeting, the term of Wayne L. Vinson will expire in 2004, and the terms of Charles G. Curtis and Wallace O. Sellers will expire in 2005.

         The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the four nominees for director named below. If, at the time of the meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Richard L. Yadon, Gene A. Strasheim, James T. Grigsby and Scott W. Sparkman will hold office until the annual meetings of shareholders to be held in 2004, 2005 and 2006, respectively, until their successors are duly elected or appointed or until their earlier death, resignation or removal. The nominees for director, each of whom has consented to serve if elected, are as follows:


                       Director                Principal Occupation for At Least the Last
Name of Nominee        Since          Age      Five Years
---------------        --------       ---      ------------------------------------------
Richard L. Yadon          Not         45       Mr. Yadon is one of the original founders of
                      currently a              Rotary Gas  Systems  Inc.  and has served as
                        Director               advisor to Natural  Gas' Board of  Directors
                                               since June 2002.  Since 1981,  Mr. Yadon has
                                               owned and  operated  Yadeco Pipe & Equipment
                                               and since  December  1994,  has co-owned and
                                               presided  as  President  of  Midland  Pipe &
                                               Equipment,  Inc. Both companies are directly
                                               related to drilling  and  completion  of oil
                                               and  gas   wells  in  Texas,   New   Mexico,
                                               Louisiana and  Oklahoma.  Since 1981, he has
                                               owned  Yadon  Properties,   which  owns  and
                                               operates real estate in Midland,  Texas. Mr.
                                               Yadon  has 22  years  of  experience  in the
                                               energy service industry.










                                       3

Gene A.  Strasheim        Not         62       Since  2001,   Mr.   Strasheim  has  been  a
                      currently a              financial      consultant     to     Skyline
                        Director               Electronics/Products,   a  manufacturer   of
                                               circuit boards and large remotely controlled
                                               digital  interstate highway signs. From 1992
                                               to  2001,   Mr.   Strasheim  was  the  Chief
                                               Financial       Officer      of      Skyline
                                               Electronics/Products. From 1985 to 1992, Mr.
                                               Strasheim was the Vice President-Finance and
                                               Treasurer of CF&I Steel  Corporation.  Prior
                                               to  that,   Mr.   Strasheim   was  the  Vice
                                               President-Finance  for two companies and was
                                               a partner with Deloitte  Haskins & Sells,  a
                                               large   accounting   firm.   Mr.   Strasheim
                                               practiced as a Certified  Public  Accountant
                                               in three states and has a BS degree from the
                                               University of Wyoming.


James T. Grigsby      1999            55       Mr.   Grigsby  has  been  one  Natural  Gas'
                                               directors   since  1999.   Since  1996,  Mr.
                                               Grigsby   has  been  a  director  of  and  a
                                               consultant   to  Blue  River  Paint  Co.,  a
                                               development  stage  environmental   friendly
                                               coatings  technology  company.  From 1996 to
                                               1997,   Mr.  Grigsby  was  a  consultant  to
                                               Outlook Window Partnership,  a regional wood
                                               window manufacturer.  From 1989 to 1996, Mr.
                                               Grigsby was  President  and Chief  Executive
                                               Officer  of Seal  Right  Windows,  Inc.  and
                                               Chief  Executive  Officer  of Oldach  Window
                                               Corp.,  manufacturers of wood, wood-clad and
                                               vinyl   windows  and  doors.   Mr.   Grigsby
                                               received a BS degree from the  University of
                                               Michigan  and an MBA  degree  from  Stanford
                                               University.














                                       4

Scott W. Sparkman     1998            41       Mr.  Sparkman  has  served as one of Natural
                                               Gas'  directors  since  1998,  has served as
                                               Executive  Vice-President  of  NGE  Leasing,
                                               Inc., or NGE, since July 2001, has served as
                                               Secretary  and  Treasurer of NGE since March
                                               1999  and has  served  as the  Secretary  of
                                               Great Lakes Compression, Inc. since February
                                               2001. Mr.  Sparkman  served as the President
                                               of NGE from December 1998 to July 2001. From
                                               May 1997 to July 1998, Mr.  Sparkman  served
                                               as  Project   Manager  and  Comptroller  for
                                               Business  Development  Strategies,  Inc.,  a
                                               designer of internet websites.  Mr. Sparkman
                                               pursued personal business interests from May
                                               1996 to May 1997.  From February 1991 to May
                                               1996, Mr.  Sparkman served as Vice President
                                               and   Director,   later  as  President   and
                                               Director,  of  Diamond  S  Safety  Services,
                                               Inc.,  a seller  and  servicer  of  hydrogen
                                               sulfide monitoring  equipment.  Mr. Sparkman
                                               filed for personal  bankruptcy  in 1998 as a
                                               result of personal  debt  created when there
                                               was a decline  in the need for the  oilfield
                                               services  that  were  provided  by a company
                                               that was owned by Mr. Sparkman.  He received
                                               a BBA degree from Texas A&M University.



            THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE
                     ELECTION OF THE NOMINEES LISTED ABOVE.

                                 OTHER DIRECTORS

         The current directors of Natural Gas are James T. Grigsby and Scott W. Sparkman, information pertaining to whom is set forth under "Election of Directors" above, and Charles G. Curtis, Wallace O. Sellers and Wayne L. Vinson, information pertaining to whom is set forth below.


Name of              Director           Principal Occupation for at Least the
Executive Officer     Since      Age    Last Five Years
-----------------     -----      ---    -------------------------------------
Charles G. Curtis     2001        70    Mr.  Curtis  has  been one of  Natural  Gas'
                                        directors since April 2001.  Since 1992, Mr.
                                        Curtis  has been  the  President  and  Chief
                                        Executive Officer of Curtis One, Inc. d/b/a/
                                        Roll Stair, a  manufacturer  of aluminum and
                                        steel mobile stools and mobile ladders. From
                                        1988 to 1992,  Mr.  Curtis was the President
                                        and Chief Executive Officer of Cramer,  Inc.
                                        a  manufacturer  of  office  furniture.  Mr.
                                        Curtis  has a B.S.  degree  from the  United
                                        States Naval  Academy and a MSAE degree from
                                        the University of Southern California



Wallace O. Sellers    1998        73    Mr.  Sellers is one of Natural Gas' founders
                                        and  has  served  as  a  director   and  the
                                        Chairman of Natural  Gas' Board of Directors
                                        since   December  17,  1998.   Although  Mr.
                                        Sellers  retired in December 1994, he served
                                        as  Vice-Chairman  of the Board and Chairman
                                        of  the   Executive   Committee  of  Enhance
                                        Financial   Services,   Inc.,   a  financial
                                        guaranty  reinsurer,  from  January  1995 to
                                        2001. From November 1986 to December 1991 he
                                        was President and Chief Executive Officer of
                                        Enhance.  From 1951 to 1986 Mr.  Sellers was
                                        employed by Merrill Lynch, Pierce,  Fenner &
                                        Smith Incorporated, an investment banker, in
                                        various  capacities,  including  Director of
                                        the Municipal  and  Corporate  Bond Division
                                        and  Director  of  the  Securities  Research
                                        Division.    Immediately    prior   to   his
                                        retirement  from Merrill Lynch, he served as
                                        Senior  Vice   President   and  director  of
                                        Strategic Development.  Mr. Sellers received
                                        a BA  degree  from  the  University  of  New
                                        Mexico,   an  MA   degree   from   New  York
                                        University   and   attended   the   Advanced
                                        Management  Program at  Harvard  University.
                                        Mr.   Sellers  is  a   Chartered   Financial
                                        Analyst.


















                                       6

Wayne L. Vinson       2000        44    Mr. Vinson has served as one of Natural Gas'
                                        directors  since April 2000, as Natural Gas'
                                        President  since July 2001,  as Natural Gas'
                                        Executive  Vice  President  from October 31,
                                        2000  to  July  2001,  as the  President  of
                                        Rotary   Gas   Systems,    Inc.   (and   its
                                        predecessor,   Hi-Tech  Compressor  Company)
                                        since  February  1994, and as Executive Vice
                                        President  of Great Lakes  Compression  Inc.
                                        since  February  2001.  He  also  served  as
                                        Natural Gas' Vice  President from April 2000
                                        to October  2000.  From January 1990 to June
                                        1995,  Mr. Vinson  served as Vice  President
                                        and  since   June  1995  he  has  served  as
                                        President of Vinson  Operating  Company,  an
                                        oil and gas well  operator.  Mr.  Vinson has
                                        more  than 22  years  of  experience  in the
                                        energy services industry.



         Natural Gas' Board of Directors held three meetings during the fiscal year ending December 31, 2002. All of Natural Gas' directors attended all of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the Board of Directors for which he served (during the periods that he served). The Board of Directors acts from time to time by unanimous written consent in lieu of holding a meeting. During the fiscal year ending December 31, 2002, the Board of Directors conducted eight meetings by unanimous written consent.

         Directors who are not employees are paid $1,000 per quarter and at December 31 of each year are issued a five year option to purchase 2,500 shares of Natural Gas' common stock at the then market value. Natural Gas also reimburses its directors for accountable expenses incurred on Natural Gas' behalf.

         None of Natural Gas' directors is a director of any other entity that has its securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or that is subject to the requirements of Section 15(d) of the 1934 Act.

                               PROPOSAL NUMBER TWO

          APPROVAL OF AN AMENDMENT TO NATURAL GAS' AMENDED ARTICLES OF
         INCORPORATION TO REDUCE THE NUMBER OF DESIGNATED SHARES OF 10%
                      CONVERTIBLE SERIES A PREFERRED STOCK

         Natural Gas' articles of incorporation presently authorize the issuance of 5,000,000 shares of preferred stock. Of these 5,000,000 shares, Natural Gas designated 1,177,000 shares as 10% Convertible Series A Preferred Stock. Natural Gas sold 381,654 shares of its 10% Convertible Series A Preferred Stock in a private offering in 2001. Natural Gas does not plan on selling additional shares of 10% Convertible Series A Preferred Stock. Natural Gas' Board of Directors is recommending that the number of shares of 10% Convertible Series A Preferred Stock be reduced to 381,654 shares and the balance of 795,346 shares of 10% Series A Preferred Stock be returned to undesignated shares of preferred stock. If the number of designated shares of 10% Convertible Series A Preferred Stock is reduced to 381,654 shares, the Board of Directors will be able to retain the balance of the shares, or 795,346 shares, for further issuances of preferred stock.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE
            PROPOSAL TO APPROVE AN AMENDMENT TO NATURAL GAS' AMENDED
          ARTICLES OF INCORPORATION TO REDUCE THE NUMBER OF DESIGNATED
               SHARES OF 10% CONVERTIBLE SERIES A PREFERRED STOCK

                               EXECUTIVE OFFICERS

         The  executive  officers of Natural Gas are Scott W. Sparkman and Wayne
L. Vinson, information pertaining to whom is set forth under "Election of Directors" and "Other Directors" above, and Earl R. Wait, information pertaining to whom is set forth below. The executive officers of Natural Gas are elected annually at the first meeting of the Board of Directors held after each annual meeting of shareholders. Each executive officer will hold office until his or her successor duly is elected and qualified, until his or her death or resignation or until he or she shall be removed in the manner provided by Natural Gas' bylaws. Earl R. Wait's positions with Natural Gas, the periods during which he has served as an executive officer of Natural Gas, his age and his biography are as follows:

Name of                          Principal Occupation for At Least the
Executive Officer      Age       Last Five Years
-----------------      ---       -------------------------------------

Earl R. Wait            59       Mr.  Wait has  served  as  Natural  Gas'  Chief
                                 Financial  Officer  since May 2000 and  Natural
                                 Gas' Treasurer since 1998. Mr. Wait was Natural
                                 Gas' Chief Accounting  Officer from 1998 to May
                                 2000.  Mr.  Wait has been the  Chief  Financial
                                 Officer and  Secretary/Treasurer of Flare King,
                                 Inc.  and then Rotary Gas Systems,  Inc.  since
                                 April 1993,  the Assistant  Secretary/Treasurer
                                 for Hi-Tech Compressor Company since June 1996,
                                 the        Controller       and       Assistant
                                 Secretary/Treasurer   for  Hi-Tech   Compressor
                                 Company  from  1994  to  1999,  and  the  Chief
                                 Accounting Officer and Treasurer of Great Lakes
                                 Compression Inc. since February 2001. Mr. Wait is a certified public accountant with an MBA in management and has more than 25 years of experience in the energy industry.

         The following sets forth biographical information for at least the past five years for two of Natural Gas' employees whom Natural Gas considers to be key employees.

Name of Employee        Age

Wallace C. Sparkman     73       Mr.  Sparkman is one of the founders of Natural
                                 Gas and has been  the  President  of NGE  since
                                 July 2001, the President of Rotary Gas Systems,
                                 Inc.  (and its  predecessor,  Flare  King) from
                                 April 1993 to April 1997. Mr.  Sparkman  served
                                 as Natural Gas' President from May 2000 to July
                                 2001  and  as  the  President  of  Great  Lakes
                                 Compression,  Inc.  from  February 2001 to July
                                 2001.  Mr.  Sparkman was Vice  President of NGE
                                 from  February  1996 to  November  1999.  Since
                                 December  1998,  Mr.  Sparkman  has  acted as a
                                 consultant  to Natural Gas' Board of Directors.
                                 From  1985 to  1998,  Mr.  Sparkman  acted as a
                                 management  consultant to various  entities and
                                 acted  as  a  principal   in  forming   several
                                 privately-owned companies. Mr. Sparkman was a co-founder of Sparkman Energy Corporation, a natural gas gathering and transmission company, in 1979 and served as its Chairman of the Board, President and Chief Executive Officer until 1985, when ownership control changed.
                                 From 1968 to 1979, Mr. Sparkman held various executive positions and served as a director of Tejas Gas Corporation, a natural gas gathering and transmission company. At the time of his resignation from Tejas Gas Corporation in 1979,
                                 Mr.  Sparkman was President and Chief Executive
                                 Officer. Mr. Sparkman has more than 34 years of experience in the energy service industry.


Ronald D. Bingham       58       Mr.  Bingham  has  served as the  President  of
                                 Great Lakes Compression,  Inc. since 2001. From
                                 March 2001 to July 2001,  Mr.  Bingham  was the
                                 General  Manager  of Great  Lakes  Compression,
                                 Inc.  From  January  1989 to  March  2001,  Mr.
                                 Bingham was the  District  Manager for Waukesha
                                 Pearce  Industries,   Inc.,  a  distributor  of
                                 Waukesha natural gas engines. Mr. Bingham is a member of the Michigan Oil and Gas Association and received a bachelors degree in Graphic Arts from Sam Houston State University.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Natural Gas' officers and directors and persons who own more than 10% of the outstanding common stock of Natural Gas to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers and greater than 10% shareholders are required by SEC regulations to furnish Natural Gas with copies of all Section 16(a) forms they file.

         Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to Natural Gas during and for its fiscal year ended December 31, 2002, there were no directors, officers or more than 10% shareholders of Natural Gas who failed to timely file a report required by Section 16(a) of the Securities
Exchange Act of 1934 except that Charles G. Curtis filed an amendment to his Form 3 to add 10% Convertible Series A Preferred Stock he owned, filed an amendment to a Form 4 to include common stock and warrants that were not previously reported and was late in filing a Form 4 to report the granting of an option to him; Diamond S DGT Trust was late in filing its Form 3; James T.
Grigsby filed an amendment to his Form 4 to report warrants that were previously not included on his Form 4 and was late in filing a Form 4 to report the granting of an option to him; Alan P. Kurus, a former officer, filed amendments to his Form 3 to change the nature of his ownership of common stock and to report a stock option that he owned; Sharon Renee Pipes was late in filing her Form 3; Wallace O. Sellers was late in filing a Form 4 to report the granting of an option to him; and Earl R. Wait filed an amendment to his Form 3 to report a stock option that he owned.

                             EXECUTIVE COMPENSATION

         The following table sets forth information regarding the compensation paid during the years ended December 31, 2002, 2001 and 2000 by Natural Gas to Wayne L. Vinson and Earl R. Wait, Natural Gas' only executive officers whose combined salary and bonuses exceeded $100,000 during the year ended December 31, 2002.

                                                                                    Long-Term
                                       Annual Compensation                     Compensation Awards
Name and Principal Position       Year       Salary        Bonus         Securities Underlying Options
---------------------------       ----       ------        -----         -----------------------------
Wayne L. Vinson                   2002    $ 120,000(1)   $  39,452                  -0- (2)
     Executive Vice President     2001      102,692         25,583                  -0-
     until 7/25/01                2000       74,423         25,604                  -0-
     President since 7/25/01

Earl R. Wait                      2002    $  90,000      $  29,589                15,000
     Chief Financial Officer      2001       85,385         23,164                  -0-
                                  2000       80,088          7,416                  -0-
--------------------------

(1) Does not include any compensation paid to the wife of Wayne L. Vinson for her services as Natural Gas' accounts payable and payroll clerk for 2002, 2001 and 2000, respectively.

(2) CAV-RDV, Ltd., a Texas limited partnership for the benefit of the children of Wayne L. Vinson, was issued a five year warrant to purchase 15,756 shares of Natural Gas' common stock at $2.50 per share in consideration for CAV-RDV, Ltd. guaranteeing a portion of Natural Gas' debt. The children are eighteen years old or older and Mr. Vinson is not a partner in CAV-RDV, Ltd. and disclaims beneficial ownership of the warrants.

         Natural Gas has established a bonus program for its officers. At the end of each of Natural Gas' fiscal years, its Board of Directors reviews its operating history and determines whether or not any bonuses should be paid to its officers. If so, the Board of Directors determines what amount should be allocated. The Board of Directors may discontinue the bonus program at any time.

                        Option Grants in Last Fiscal Year

         The following table sets forth information pertaining to option grants to Wayne L. Vinson and Earl R. Wait, Natural Gas' only executive officers whose combined salary and bonuses exceeded $100,000 during the year ended December 31, 2002:


                   Number of
                  Securities     % of Total Options
                  Underlying   Granted to Employees in
Name               Options          Fiscal Year          Exercise Price    Expiration Date
----               -------          -----------          --------------    ---------------
Wayne L. Vinson          0                    0                     N/A                N/A

Earl R. Wait        15,000                   35                   $3.25         04/23/2012

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         The following table sets forth information pertaining to option exercises by and fiscal year end option values of options held by, Wayne L. Vinson and Earl R. Wait, Natural Gas' only executive officers whose combined salary and bonuses exceeded $100,000 during the year ended December 31, 2002:

                                                               Fiscal Year End Option Values
                                                               -----------------------------

                                                   Number of Securities
                                                  Underlying Unexercised       Value of Unexercised
                       Shares                     Options at Fiscal Year        In-the-Money Options
                      Acquired        Value                End                  at Fiscal Year End
Name                 On Exercise     Received    Exercisable/Unexercisable   Exercisable/Unexercisable
----                 -----------     --------    -------------------------   -------------------------
Wayne L. Vinson                0            0                          0/0                         0/0

Earl R. Wait                   0            0                     0/15,000                    0/$9,750

Compensation of Directors

         Directors who are not employees are paid $1,000 per quarter and at December 31 of each year will be issued a five year option to purchase 2,500 shares of Natural Gas' common stock at the then market value. Natural Gas also reimburses its directors for accountable expenses incurred on its behalf.

1998 Stock Option Plan

         Natural Gas has the 1998 Stock Option Plan which provides for the issuance of options to purchase up to 150,000 shares of its common stock. The purpose of the plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to employees and consultants and to promote the success of its business. The plan is administered by the Board of Directors or a compensation committee consisting of two or more non-employee directors, if appointed. At its discretion, the administrator of the plan may determine the persons to whom options may be granted and the terms upon which such options will be granted. In addition, the administrator of the plan may interpret the plan and may adopt, amend and rescind rules and regulations for its administration. Options to purchase 12,000 shares of Natural Gas' common stock at an exercise price of $2.00 per share, options to purchase 42,000 shares of Natural Gas' common stock at an exercise price of $3.25 per share, and options to purchase 7,500 shares of Natural Gas' common stock at an exercise price of $3.88 per share have been granted under the plan and are outstanding.

Compensation Committee

         The Compensation Committee of the Board of Directors determines Natural Gas' executive compensation policy and sets compensation for Natural Gas' executive officers.

         The Compensation Committee's policy is to offer the executive officers competitive compensation packages that will permit Natural Gas to attract and retain individuals with superior abilities and to motivate and reward such individuals in an appropriate fashion in the long-term interests of Natural Gas and its shareholders. Currently, executive compensation is comprised of salary and cash bonuses that may be awarded from time to time such as long-term incentive opportunities in the form of stock options under Natural Gas' 1998 Stock Option Plan. Messrs. Curtis, Grigsby and Sellers are members of Natural Gas' Compensation Committee. The Compensation Committee met five times in 2002.

          PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of the May 14, 2003, the beneficial ownership of Natural Gas' common stock and 10% Series A Preferred Stock: (i) by each of its directors, its nominees for director and its executive officers;
(ii) by all of its executive officers and directors as a group; and (iii) by all persons known by it to beneficially own more than five percent of its common stock and of its 10% Series A Preferred Stock:

                                           Shares of
                                         Common Stock
                                           and 10%
                                          Convertible
                                           Series A
                                           Preferred
                                             Stock                Percent
                                         Beneficially           Beneficially
Name and Address                             Owned                  Owned
----------------                             -----                  -----

Wallace O. and Naudain Sellers             698,159(1)               13.2%
P.O. Box 106, 6539 Upper York Road
Solebury, PA  18963-0106

Wayne L. Vinson                                  0(2)               0.0%
5619 Fenway
Midland, TX  79707

Scott W. Sparkman                          516,467(3)               9.8%
1604 Ventura Avenue
Midland, TX  79705

Charles G. Curtis                           70,500(4)               1.3%
1 Penrose Lane
Colorado Springs, CO  80906

James T. Grigsby                             81,700(5)              1.8%
3345 Grimsby Lane
Lincoln, NE  68502

Earl R. Wait                                75,000(6)               1.4%
109 Seco
Portland, TX  78374

Richard L. Yadon                           294,183(7)               5.6%
P.O. Box 8715
Midland, TX  79708-8715

Gene A. Strasheim                                0                  0.0%
165 Huntington Place
Colorado Springs, CO 80906

All current directors and executive
officers as a group (six persons)        1,441,826(8)              26.7%

CAV-RDV, Ltd.                              486,006(2)               9.2%
1541 Shannon Drive
Lewisville, TX  75077
RWG Investments LLC                        394,000(9)               7.3%
5980 Wildwood Drive
Rapid City, SD  57902
-----------------------------------

(1) Includes 300,000 shares of common stock owned by the Wallace Sellers, July 11, 2002 GRAT, warrants to purchase 21,936 shares of common stock, 9,032 shares of common stock and 5,000 shares of common stock at $ 2.50 per share, at $3.25 per share and at $6.25 per share, respectively, owned by Wallace Sellers, an option to purchase 2,500 shares of common stock at $3.88 per share owned by Wallace Sellers, 34,691 shares of common stock owned by Naudain Sellers, and 300,000 shares of common stock owned by the Naudain Sellers, July 11, 2002 GRAT. Wallace and Naudain Sellers are husband and wife. Wallace Sellers is the trustee of his wife's trust and his wife is the trustee of his trust. The beneficiaries of the trusts are two trusts. The beneficiaries of one trust are Naudain Sellers and their three children and the beneficiaries of the other trust are their three children.

(2) CAV-RDV, Ltd., a Texas limited partnership for the benefit of the children of Wayne L. Vinson, owns 470,250 shares of common stock and warrants to purchase 15,756 shares of common stock at $2.50 per share and 2,122 shares of common stock at $3.25 per share, respectively. Both children are 18 years old or older and Mr. Vinson is not a partner in CAV-RDV, Ltd. Mr. Vinson disclaims beneficial ownership of any of the shares of common stock.

(3) Includes 20,000 shares of common stock owned by Scott W. Sparkman and 475,000 shares of common stock and warrants to purchase 21,467 shares of common stock at $2.50 per share owned by Diamond S DGT, a trust for which Mr. Sparkman is a co-trustee and co-beneficiary with his sister.

(4) Represents warrants to purchase 40,000 shares of common stock at $3.25 per share, an option to purchase 2,500 shares of common stock at $3.88 per share, warrants to purchase 5,000 shares of common stock at $6.25 per share, and 18,000 shares of common stock which may be obtained upon conversion of shares of our 10% Convertible Series A Preferred Stock.

(5) Includes warrants to purchase 9,600 shares at $6.25 per share and an option to purchase 2,500 shares at $3.88 per share.

(6) Includes an option to purchase 15,000 shares of common stock at $3.25 per share that began to vest in April 2003.

(7) Includes warrants to purchase 9,365 shares and 5,318 shares of common stock at $2.50 per share and $3.25 per share, respectively.

(8)      Includes the shares set forth in footnotes (1) through (6) above.

(9) Includes an option to purchase 100,000 shares of common stock at $2.00 per share, warrants to purchase 32,000 shares of common stock at $3.25 per share and 12,000 shares of common stock which may be obtained upon conversion of shares of our 10% Convertible Series A Preferred Stock. RWG Investments LLC is a limited liability company the beneficial owner of which is Roland W. Gentner, 5980 Wildwood Drive, Rapid City, South Dakota 57902.

          TRANSACTIONS WITH MANAGEMENT AND OTHERS AND CERTAIN BUSINESS
                                 RELATIONSHIPS

         In March 2001, Natural Gas issued warrants that will expire on December 31, 2006, to purchase shares of its common stock at $2.50 per share to the following persons for guaranteeing the amount of its debt indicated:

                                     Number of Shares               Amount of
Name                                Underlying Warrants          Debt Guaranteed
----                                -------------------          ---------------
Wallace O. Sellers                        21,936                 $       548,399
Wallace C. Sparkman(1)                    21,467                         536,671
CAV-RDV, Ltd.(2)                          15,756                         393,902
Richard L. Yadon                           9,365                         234,121
----------------------------

(1) Wallace C. Sparkman subsequently transferred his warrants for 21,467 shares to Diamond S DGT, a trust of which Scott W. Sparkman is the trustee and a beneficiary. Wallace C. Sparkman has represented to Natural Gas that he has no beneficial interest in Diamond S DGT.

(2) CAV-RDV, Ltd., is a Texas limited partnership for the benefit of the children of Wayne L. Vinson. Both children are eighteen years old or older and Mr. Vinson is not a partner in CAV-RDV, Ltd. Mr. Vinson disclaims beneficial ownership of the warrants.

         None of the guarantees are still in effect.

         In April 2002, Natural Gas issued five year warrants to purchase shares of its common stock at $3.25 per share to the following persons for guaranteeing its restructured bank debt indicated:

                                      Number of Shares      Amount of Additional
Name                                Underlying Warrants       Debt Guaranteed
----                                -------------------       ---------------
Wallace O. Sellers                         9,032              $       451,601
CAV-RDV, Ltd.(1)                           2,122                      106,098
Richard L. Yadon                           5,318                      265,879
---------------------------

(1) CAV-RDV, Ltd., is a Texas limited partnership for the benefit of the children of Wayne L. Vinson. Both children are eighteen years old or older and Mr. Vinson is not a partner in CAV-RDV, Ltd. Mr. Vinson disclaims beneficial ownership of the warrants.


         None of the guarantees are still in effect.


         Wayne L. Vinson, Earl R. Wait and Wallace C. Sparkman have also guaranteed approximately $21,479, $53,361 and $48,384, respectively, of additional debt for Natural Gas without consideration. This debt was incurred when Natural Gas acquired vehicles, equipment and software. The following schedule provides information as to the remaining debt balances as of December 31, 2002:

                           Balance at           Interest              Maturity
Guarantor               December 31, 2002         Rate                  Date
---------               -----------------         ----                  ----
Earl Wait                    $13,283                1.90%            3/26/2004
Earl Wait                     40,078                10.50%          10/10/2005
Wallace Sparkman              48,384          Prime + 1.0%           7/06/2004
Wayne Vinson                   1,802          Prime + 1.0%           7/15/2003
Wayne Vinson                  11,873                 1.90%           4/22/2004
Wayne Vinson                   7,804                 7.50%           6/21/2004


         In October, 1999, RWG Investments, LLC was granted a five year option to purchase 100,000 shares of its common stock at $2.00 per share in consideration of one of its members serving as an advisor to Natural Gas.

         Hunter Wise Financial Group LLC served as Natural Gas' investment banker and advisor in connection with its acquisition of the compression related assets of Dominion Michigan for which Natural Gas paid Hunter Wise a total fee of $440,000. James T. Grigsby, one of Natural Gas' directors, has a 1% interest in Hunter Wise.

         Charles G. Curtis, one of Natural Gas' directors, Alan P. Kurus, one of Natural Gas' officers until April 14, 2003, and RWG Investments, LLC, a beneficial owner of more than 5% of Natural Gas' outstanding stock, purchased Natural Gas' notes and five year warrants to purchase common stock in a private offering that commenced in October 2000 and concluded in May 2001. Mr. Curtis purchased $100,000 of the notes and warrants, Mr. Kurus purchased approximately $79,000 of the notes and warrants and RWG Investments, LLC purchased $80,000 of the notes and warrants. The notes and warrants purchased by Mr. Curtis, Mr. Kurus and RWG Investments, LLC were on the same terms and conditions as sales to non-affiliated purchasers in the private offering.

         Charles G. Curtis, one of Natural Gas' directors, and RWG Investments, LLC, a beneficial owner of more than 5% of Natural Gas' outstanding stock, purchased 18,000 shares and 12,000 shares, respectively, or $58,500 and $39,000, respectively, of Natural Gas' 10% Convertible Series A Preferred Stock in a private offering that commenced in July 2001. The shares purchased by Mr. Curtis and RWG Investments, LLC were on the same terms and conditions as sales to non-affiliated purchasers in the private offering.

         Wallace O. Sellers, Charles G. Curtis and James T. Grigsby, Natural Gas' independent directors, were each paid $1,000 and were each issued an option to purchase 2,500 shares of Natural Gas' common stock at $3.88 per share for serving as Natural Gas' directors during the year ended December 31, 2002.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee met five times in 2002 and is responsible for Natural Gas' internal controls and the financial reports process. Messrs. Curtis, Grigsby and Sellers are members of Natural Gas' Audit Committee.

         Natural Gas' independent accountants are responsible for performing an independent audit of Natural Gas' consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing an independent accountants' report on such financial
statements.   The  Audit  Committee   reviews  with   management   Natural  Gas'
consolidated financial statements; reviews with the independent accountants their independent accountants' report; and reviews the activities of the independent accountants. The Audit Committee selects Natural Gas' independent accountants each year. The Audit Committee also considers the adequacy of Natural Gas' internal controls and accounting policies. The chairman and members of the Audit Committee are all independent directors of Natural Gas within the meaning of Section 121(A) of the listing standards of the American Stock Exchange.

         The Audit Committee has reviewed and discussed the audited financial statements with management of Natural Gas. The Audit Committee has discussed with Natural Gas' independent auditors the matters required to be discussed by SAS 61. In addition, the Audit Committee has received the written disclosures and letter from Natural Gas' independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountants matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to Audit Services performed by HEIN + ASSOCIATES LLP were compatible with maintaining their independence in performing their Audit Services. Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Natural Gas' Annual Report on Form 10-KSB for 2002 for filing with the Securities and Exchange Commission. The Audit Committee and Board of Directors has also selected HEIN + ASSOCIATES LLP as Natural Gas' independent accountants for the fiscal year ending December 31, 2003. The members of Natural Gas' Audit Committee are independent. The Audit Committee has a written Audit Committee Charter that has been adopted by the Natural Gas Board of Directors and is attached hereto as Exhibit A.

Respectfully submitted by the Audit Committee:

Wallace O. Sellers             Charles G. Curtis                James T. Grigsby

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The principal accountant selected for Natural Gas' fiscal year ended December 31, 2003 is HEIN + ASSOCIATES LLP. Representatives of HEIN + ASSOCIATES LLP, Natural Gas' auditors for Natural Gas' fiscal year ended December 31, 2002, are expected to be present at the annual meeting of shareholders, they will have an opportunity to make a statement if they desire to do so and such representatives are expected to be available to respond to appropriate questions.

Audit Fees

         The aggregate fees billed for professional services rendered by HEIN + ASSOCIATES LLP for the audit of Natural Gas' financial statements for its fiscal year ended December 31, 2002 and the review of the financial statements in its Forms 10-QSB for such fiscal year were $43,691.

Financial Information Systems Design and Implementation Fees

         No fees were billed by HEIN + ASSOCIATES LLP during Natural Gas' fiscal year ended December 31, 2002 for any service related to financial information systems design and implementation.

All Other Fees

         The aggregate fees billed for services rendered by HEIN + ASSOCIATES LLP, other than as listed above, for Natural Gas' fiscal year ended December 31, 2002 were $29,216.

                       2002 ANNUAL REPORT TO SHAREHOLDERS

         You may obtain Natural Gas' 2002 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 upon written request to Scott W. Sparkman, Secretary, at its principal offices, 2911 South County Road 1260, Midland, Texas 79706. Each such request must set forth a good faith representation that, as of May 14, 2003 the person making the request was a beneficial owner of Natural Gas' common stock or its 10% Convertible Series A Preferred Stock. In addition, the exhibits to the Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2002 may be obtained by any stockholder upon written request to Mr. Sparkman. Each person making any such request will be required to pay a fee of $0.25 per page to cover Natural Gas' expenses in furnishing such exhibits.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at the 2004 Annual Meeting of shareholders must be received at Natural Gas' principal executive offices not later than January 20, 2004 or in the event that the due date of the 2004 Annual Meeting changes by more than 30 days from the day that the 2004 Annual Meeting is held, a reasonable time before Natural Gas mails its proxy materials for the 2004 Annual Meeting. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the Securities and Exchange Commission for shareholder proposals.

                             DISCRETIONARY AUTHORITY

         If Natural Gas does not have notice of a matter by April 3, 2004, then the Proxies at Natural Gas' next Annual Meeting of Shareholders will be able to exercise discretionary authority in voting on such matters.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by Natural Gas. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of Natural Gas may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of Natural Gas' shares held of record by such persons and Natural Gas will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

         Natural Gas' Board of Directors does not know of any matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the person's names in the enclosed proxy card will vote such proxy according to their judgment on such matters.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              SCOTT W. SPARKMAN, SECRETARY

Midland, Texas
May 19, 2003

                                                                       EXHIBIT A


                             AUDIT COMMITTEE CHARTER
                                       OF
                        NATURAL GAS SERVICES GROUP, INC.


I. Composition of the Audit Committee. The Audit Committee shall be comprised of all independent directors to be appointed by the Board of Directors. To be an independent director, such director shall not be an officer or employee of the Company or its subsidiaries, shall be free from any relationship which, in the opinion of the Board of Directors of the Company ("Board"), would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director, shall not own or control 20% or more of the Company's securities, or such lower measurement as may be established by the Securities and Exchange Commission ("SEC") in rule making under Section 302 of the Sarbanes-Oxley Act of 2002, shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, shall not, directly or indirectly, accept any consulting, advisory or other compensation fee from the Company, be an affiliated person of the Company of any subsidiary thereof (except as a member of the Audit Committee, the Board or any Committee of the Board) and shall otherwise satisfy the applicable membership requirements under the rules of the American Stock Exchange all as such requirements are interpreted by the Board. On and after December 31, 2003, or at such time as is required by the rules of the American Stock Exchange, which ever is earlier, at least one member of the Audit Committee shall be a "financial expert" as such term is defined by rules adopted by the SEC.

II. Purposes of the Audit Committee. The Audit Committee's primary duties and responsibilities are to:

         1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

         2.  Monitor  the   independence   and   performance  of  the  Company's
independent auditors and internal auditing department.

         3. Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board.

         The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form I O-Q or Form I O-QSB, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not fulltime employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (111) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

         Notwithstanding the foregoing, the Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and shall have direct access to the independent auditors as well as any employee of the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

III.     Meeting of the Audit Committee.

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. In addition, the Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

IV.      Audit Committee Responsibilities and Duties.

         1. Review Procedures.

         The Audit Committee shall:

                  a. Review and reassess the adequacy of this Charter at least annually, submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

                  b. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

                  c. In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Meet periodically with management to discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

                  d. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this quarterly review.

         2. Independent Auditors.

         The independent auditors are ultimately accountable to the Audit Committee. The Audit Committee shall review the independence and performance of the auditors. The Audit Committee, shall select, evaluate, and where deemed appropriate, replace the outside auditors (or nominate the outside auditors to be proposed for shareholder approval in any proxy statement).

         The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

         The Audit Committee shall:

                  a. Approve the fees and other significant compensation to be paid to the independent auditors for audit services and approve the retention of the independent auditors for any non-audit service and the fee for any such service.

                  b. On an annual basis, ensure that the independent auditors prepare and deliver a Statement as to Independence, and review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. The Audit Committee shall take appropriate action to oversee the independence of the independent auditors.

                  c. Review the independent auditors' audit plan, discussing scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

                  d. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.

                  e. Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                  f. Instruct the independent auditors that the independent auditors are ultimately accountable to the Audit Committee.

                  g. Resolve any disagreements between the management of the Company and the Company's independent auditors.

         3. Internal Audit Department and Legal Compliance.

         The Audit Committee shall:

                  a. Review the budget, plan, changes in plan, activities, organization structure, and qualifications of the internal audit department, as needed.

                  b. Review the appointment, performance, and replacement of the senior internal audit executive.

                  c. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

                  d. Consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 6 1, as may be modified or supplemented.

                  e. Review on a regular basis with the Company's counsel any legal matters that could have a material impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         4. Other Audit Committee Responsibilities.

         The Audit Committee shall:

                  a. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

                  b. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                  c. Periodically perform self-assessment of Audit Committee performance.

                  d. Annually review policies and procedures associated with directors' and officers' expense accounts and perquisites.

                  e. Approve in advance all director, officer and other person related party transactions with the Company.

                  f. Monitor a code of ethics for the Company's Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or Controller or persons performing similar functions.

                  g. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                  h. Engage independent counsel and other advisors as it deems necessary to carry out its duties.

                  i.  Determine  funding  for  independent   counsel  and  other
advisors employed under paragraph IV.4.h of this Charter.

                  j. Review any other aspects of the Company's affairs as the Committee deems necessary or appropriate.

                  k. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                PRELIMINARY COPY

                                    APPENDIX

                                      PROXY

                        NATURAL GAS SERVICES GROUP, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD June 18, 2003

         The undersigned hereby constitutes and appoints Wallace O. Sellers and Scott W. Sparkman, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.01 par value common stock and 10% Convertible Series A Preferred Stock of Natural Gas Services Group, Inc., a Colorado corporation, to be used at an annual meeting of shareholders to be held will be held at the Hilton Hotel, 117 West Wall Avenue, Midland, Texas 79701 on Wednesday, June 18, 2003 at 9:00 a.m. Central Time, and at any adjournment(s) thereof for the following purposes:

         1. Election of Directors:

            [  ]  FOR THE DIRECTOR              [  ]  WITHHOLD AUTHORITY TO VOTE
                  NOMINEES LISTED BELOW               FOR ALL NOMINEES LISTED
                                                      BELOW
                  (EXCEPT AS MARKED TO
                  THE CONTRARY BELOW)


         INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
         -----------------------------------------------------------------------
         STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.
         -----------------------------------------------------------

         Richard L. Yadon

         Gene A. Strasheim

         James T. Grigsby

         Scott W. Sparkman

         2. Adopt an amendment to the articles of incorporation of Natural Gas Services Group, Inc. to reduce the number of designated shares of 10% Convertible Series A Preferred Stock:

         [  ] FOR            [  ] AGAINST            [  ] ABSTAIN

         The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE ELECTION OF THE DIRECTORS AND FOR THE AMENDMENT TO NATURAL GAS' ARTICLES OF INCORPORATION.

         It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders, and the Proxy Statement and Annual Report furnished therewith.

                                            Dated and Signed:

                                                                          , 2003
                                    --------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Signature(s)  should  agree with the name(s)
                                    stenciled hereon. Executors, administrators,
                                    trustee,  guardians and attorneys  should so
                                    indicate  when  signing.   Attorneys  should
                                    submit powers of attorney.